CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Accounts receivable - net of allowance for credit losses	$ 318	$ 408
Common Stock, No Par Value	$ 0	$ 0
Common Stock, Shares Authorized	99,999,999	99,999,999
Common Stock, Shares, Issued	48,923,903	47,737,868
Common Stock, Shares, Outstanding	48,923,903	47,737,868
Founder Share, No Par Value	$ 0	$ 0
Founder Shares, Authorized	1	1
Founder Shares, Issued	1	1
Founder Shares, Outstanding	1	1